UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2016

Pillarstone Capital REIT
(Exact name of registrant as specified in charter)

Maryland	001-15409	39-6594066
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10011 Valley Forge Drive, Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (440) 283-6319
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule #14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

The information under the headings “Contribution Agreement,” “OP Unit Purchase Agreement” and “Tax Protection Agreement” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01.    Completion of Acquisition or Disposition of Assets.

Contribution Agreement

On December 8, 2016, Pillarstone Capital REIT (the “Company”) and Pillarstone Capital REIT Operating Partnership LP, a subsidiary and the operating partnership of the Company (the “Operating Partnership), entered into a Contribution Agreement (the “Contribution Agreement”) with Whitestone REIT Operating Partnership, L.P. (“Whitestone OP”), a subsidiary and the operating partnership of Whitestone REIT (“Whitestone”), pursuant to which Whitestone OP contributed to the Operating Partnership all of the equity interests in four of its wholly-owned subsidiaries: Whitestone CP Woodland Ph. 2, LLC, a Delaware limited liability company (“CP Woodland”); Whitestone Industrial-Office, LLC, a Texas limited liability company (“Industrial-Office”); Whitestone Offices, LLC, a Texas limited liability company (“Whitestone Offices”); and Whitestone Uptown Tower, LLC, a Delaware limited liability company (“Uptown Tower”, and together with CP Woodland, Industrial-Office and Whitestone Offices, the “Entities”) that own fourteen (14) real estate assets (the “Real Estate Assets” and, together with the Entities, the “Property”) for aggregate consideration of approximately $84.0 million, consisting of (1) approximately $18.1 million of Class A units representing limited partnership interests in the Operating Partnership (“OP Units”), issued at a price of $1.331 per OP Unit; and (2) the assumption of approximately $65.9 million of liabilities by the Operating Partnership, consisting of (a) approximately $15.4 million of Whitestone OP’s liability under that certain Amended and Restated Credit Agreement, dated as of November 7, 2014, as amended, among the Bank of Montreal, as Administrative Agent (the “Agent”), the lenders party thereto, BMO Capital Markets, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and U.S. Bank, National Association, Whitestone OP, as borrower, and Whitestone and certain subsidiaries of Whitestone OP, as guarantors (as amended, the “Whitestone Credit Facility”); (b) an approximately $16.45 million promissory note (the “Whitestone Uptown Tower Promissory Note”) of Uptown Tower issued under that certain Loan Agreement, dated as of September 26, 2013, (as amended, the “Whitestone Uptown Tower Loan Agreement” and, together with the Whitestone Uptown Tower Promissory Note, the “Whitestone Uptown Tower Loan Documents”) between Uptown Tower, as borrower, and U.S. Bank National Association, as successor to Morgan Stanley Mortgage Capital Holdings LLC, as lender, and (c) an approximately $37.0 million promissory note (the “Whitestone Industrial-Office Promissory Note”) of Industrial-Office issued under that certain Loan Agreement, dated as of November 26, 2013 (the “Whitestone Industrial-Office Loan Agreement” and, together with the Whitestone Industrial-Office Promissory Note, the “Whitestone Industrial-Office Loan Documents”), between Industrial-Office, as borrower, and Jackson National Life Insurance Company, as lender (collectively, the “Acquisition”). Following the Acquisition, it is expected that Whitestone will consolidate the Operating Partnership on its financial statements due to its significant equity ownership of approximately 84% of the outstanding equity in the Operating Partnership immediately following the Acquisition.

Pursuant to the Contribution Agreement, the Company has agreed to file with the Securities and Exchange Commission on or prior to June 8, 2018, a shelf registration statement to register for sale under the Securities Act of 1933, as amended (the “Securities Act”), the issuance of the common shares of beneficial interest in the Company (the “Common Shares”) that may be issued upon redemption of the OP Units issued pursuant to each of the Contribution Agreement and the OP Unit Purchase Agreement (as defined below) and the offer and resale of such Common Shares by the holders thereof. The Contribution Agreement contains customary closing conditions and the parties have made certain customary representations, warranties and indemnifications to each other in the Contribution Agreement. In addition, pursuant to the Contribution Agreement, in the event of a Change of Control (as defined therein) of Whitestone, the Operating Partnership shall have the right, but not the obligation, to repurchase the OP Units issued thereunder from Whitestone OP at their initial issue price of $1.331 per OP Unit.

OP Unit Purchase Agreement

In connection with the Acquisition, on December 8, 2016, the Company and the Operating Partnership entered into an OP Unit Purchase Agreement (the “OP Unit Purchase Agreement”) with Whitestone OP pursuant to which the Operating Partnership may require Whitestone OP to purchase up to an aggregate of $3.0 million of OP Units at a price of $1.331 per OP Unit over the two-year term of the OP Unit Purchase Agreement on the terms set forth therein. The OP Unit Purchase Agreement contains customary closing conditions and the parties have made certain customary representations, warranties and indemnifications to each other in the OP Unit Purchase Agreement. In addition, pursuant to the OP Unit Purchase Agreement, in the event of a Change of Control (as defined therein) of Whitestone, the Operating Partnership shall have the right, but not the obligation, to repurchase the OP Units issued thereunder from Whitestone OP at their initial issue price of $1.331 per OP Unit.

Tax Protection Agreement

In connection with the Acquisition, on December 8, 2016, the Company and the Operating Partnership entered into a Tax Protection Agreement (the “Tax Protection Agreement”) with Whitestone OP pursuant to which the Operating Partnership agreed to indemnify Whitestone OP for certain tax liabilities resulting from its recognition of income or gain prior to December 8, 2021 if such liabilities result from a transaction involving a direct or indirect taxable disposition of all or a portion of the Property or if the Operating Partnership fails to maintain and allocate to Whitestone OP for taxation purposes minimum levels of liabilities as specified in the Tax Protection Agreement, the result of which causes such recognition of income or gain and Whitestone incurs taxes that must be paid to maintain its REIT status for federal tax purposes.

Management Agreements

In connection with the Acquisition, (1) with respect to each Real Estate Asset (other than the Real Property Asset owned by Uptown Tower), Whitestone TRS, Inc. (“Whitestone TRS”), a subsidiary of Whitestone, entered into a Management Agreement with the Entity that owns such Real Estate Asset and (2) with respect to Uptown Tower, Whitestone TRS entered into a Management Agreement with the Operating Partnership (collectively, the “Management Agreements”). Pursuant to the Management Agreements with respect to each Real Estate Asset (other than Uptown Tower), Whitestone TRS agreed to provide certain property management, leasing and day-to-day advisory and administrative services to such Real Estate Asset in exchange for (x) a monthly property management fee equal to 5.0% of the monthly revenues of such Real Estate Asset and (y) a monthly asset management fee equal to 0.125% of GAV (as defined in each Management Agreement as, generally, the purchase price of the respective Real Estate Asset based upon the purchase price allocations determined pursuant to the Contribution Agreement) of such Real Estate Asset. Pursuant to the Management Agreement with respect to Uptown Tower, Whitestone TRS agreed to provide certain property management, leasing and day-to-day advisory and administrative services to the Operating Partnership in exchange for (x) a monthly property management fee equal to 3.0% of the monthly revenues of Uptown Tower and (y) a monthly asset management fee equal to 0.125% of GAV of Uptown Tower.

Amended and Restated Agreement of Limited Partnership

In connection with the Acquisition, on December 8, 2016, the Company, as the general partner of the Operating Partnership, entered into an Amended and Restated Agreement of Limited Partnership of the Operating Partnership (as amended and restated, the “Amended and Restated Agreement of Limited Partnership”). Pursuant to the Amended and Restated Agreement of Limited Partnership, subject to certain protective rights of the limited partners described below, the general partner has full, exclusive and complete responsibility and discretion in the management and control of the Operating Partnership, including the ability to cause the Operating Partnership to enter into certain major transactions including a merger of the Operating Partnership or a sale of substantially all of the assets of the Operating Partnership. The limited partners have no power to remove the general partner without the general partner's consent. In addition, pursuant to the Amended and Restated Agreement of Limited Partnership, the general partner may not conduct any business without the consent of a majority of the limited partners other than in connection with certain actions described therein.

The Amended and Restated Agreement of Limited Partnership designates two classes of units of limited partnership interest in the Operating Partnership: the OP Units and LTIP units. In general, LTIP units are similar to the OP Units and will receive the same quarterly per-unit profit distributions as the OP Units. The rights, privileges, and obligations related to each series of LTIP units will be established at the time the LTIP units are issued. As profits interests, LTIP units initially will not have full parity, on a per-unit basis, with OP Units with respect to liquidating distributions. Upon the occurrence of specified events, LTIP units can over time achieve full parity with the OP Units and therefore accrete to an economic value for the holder equivalent to OP Units. If such parity is achieved, vested LTIP units may be converted on a one-for-one basis into OP Units, which in turn are redeemable by the holder for cash or, at the Company’s election, exchangeable for Common Shares on a one-for-one basis.

Whitestone Credit Facility

In connection with the Acquisition, on December 8, 2016, the Operating Partnership entered into the Second Amendment to Amended and Restated Credit Agreement, Joinder and Reaffirmation of Guaranties (the “Second Amendment”) with Whitestone OP, Whitestone and the other Guarantors party thereto, the lenders party thereto and the Agent. Pursuant to the Second Amendment, following the Acquisition, Whitestone Offices and CP Woodland were permitted to remain Material Subsidiaries (as defined in the Whitestone Credit Facility) and Guarantors under the Whitestone Credit Facility and their respective Real Estate Assets were each permitted to remain an Eligible Property (as defined in the Whitestone Credit Facility) and be included in the Borrowing Base (as defined in the Whitestone Credit Facility) under the Whitestone Credit Facility. In addition, on December 8, 2016, the Operating Partnership entered into the Limited Guaranty (the “Limited Guaranty”) with the Agent, pursuant to which the Operating Partnership agreed to be joined as a party to the Whitestone Credit Facility to provide a limited guarantee of approximately $15.5 million constituting the amount of availability generated by the Real Estate Assets owned by Whitestone Offices and CP Woodland.

The Whitestone Credit Facility is comprised of the following four tranches:

•	$300 million unsecured revolving credit facility with a maturity date of October 30, 2019 (the “Revolver”);

•	$50 million unsecured term loan with a maturity date of October 30, 2020 (“Term Loan 1”); and

•	$50 million unsecured term loan with a maturity date of January 29, 2021 (“Term Loan 2”); and

•	$100 million unsecured term loan with a maturity date of October 30, 2022 (“Term Loan 3” and, together with Term Loan 1 and Term Loan 2, the “Term Loans”).

The Whitestone Credit Facility includes an accordion feature that will allow Whitestone OP to increase the borrowing capacity to $700 million, upon the satisfaction of certain conditions. As of September 30, 2016, approximately $391.6 million was drawn on the Whitestone Credit Facility, and the remaining borrowing capacity was approximately $108.4 million.

Borrowings under the Whitestone Credit Facility accrue interest (at Whitestone OP’s option) at a Base Rate or an Adjusted LIBOR plus an applicable margin based upon Whitestone’s then existing leverage. The applicable margin for Adjusted LIBOR borrowings ranges from 1.40% to 1.95% for the Revolver and 1.35% to 2.25% for the Term Loans. Base Rate means the higher of: (a) the Agent's prime commercial rate, (b) the sum of (i) the average rate quoted by the Agent by two or more federal funds brokers selected by the Agent for sale to the Agent at face value of federal funds in the secondary market in an amount equal or comparable to the principal amount for which such rate is being determined, plus (ii) 1/2 of 1.00%, and (c) the LIBOR rate for such day plus 1.00%. Adjusted LIBOR means LIBOR divided by one minus the Eurodollar Reserve Percentage. The Eurodollar Reserve Percentage means the maximum reserve percentage at which reserves are imposed by the Board of Governors of the Federal Reserve System on eurocurrency liabilities.

In addition to the limited guarantee of Pillarstone OP pursuant to the Limited Guaranty, Whitestone and certain subsidiaries of Whitestone OP serve as guarantors for funds borrowed by Whitestone OP under the Whitestone Credit Facility. The Whitestone Credit Facility contains customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting requirements, maximum secured indebtedness to total asset value, minimum EBITDA (earnings before interest, taxes, depreciation, amortization or extraordinary items) to fixed charges, and maintenance of a minimum net worth. The Whitestone Credit Facility also contains customary events of default with customary notice and cure, including, without limitation, nonpayment, breach of covenant, misrepresentation of representations and warranties in a material respect, cross-default to other major indebtedness, change of control, bankruptcy and loss of REIT tax status. The amount available and the ability to borrow under the Whitestone Credit Facility is subject to Whitestone’s compliance with these requirements.

Whitestone Uptown Tower Loan Documents

In connection with Acquisition, on December 8, 2016, the Operating Partnership assumed Whitestone OP’s liability under the Whitestone Uptown Tower Loan Documents which provide for a fixed interest rate of 4.97% per annum. Payments commenced on November 1, 2013 and are due on the first day of each calendar month thereafter through October 1, 2023. Monthly payments consist of principal and interest based on a 30-year amortization schedule. The loan may be prepaid, in full but not in part, after July 1, 2023, upon written notice to the lender. If the loan is prepaid, in full or in part, concurrently with or after an event of default, the amount of such prepayment shall include (1) a prepayment premium equal to the greater of (i) three percent (3%) of the outstanding principal balance of the loan at the time of prepayment or (ii) the greater of (x) one percent (1%) of the outstanding principal balance of the loan at the time of prepayment and (y) the present value of the loan at the time of prepayment of all future principal and interest payments determined at the discount rate set forth in the Whitestone Uptown Tower Loan Documents.

The loan is a non-recourse loan secured by the Real Estate Asset owned by Uptown Tower, including its related equipment, fixtures, personal property and other assets.

The Whitestone Uptown Tower Loan Documents contain customary terms and conditions, including, without limitation, affirmative and negative covenants, such as information reporting and insurance requirements. The Whitestone Uptown Tower Loan Documents also contain customary events of default, including defaults in the payment of principal or interest, defaults in compliance with the covenants and bankruptcy or other insolvency events. Upon the occurrence of an event of default, the lender is entitled to accelerate all obligations of the borrower.

Whitestone Industrial-Office Loan Documents

In connection with Acquisition, on December 8, 2016, the Operating Partnership assumed Whitestone OP’s liability under the Whitestone Industrial-Office Loan Documents which provide for a fixed interest rate of 3.76% per annum. Payments commenced on January 1, 2014 and are due on the first day of each calendar month thereafter through December 1, 2020. Monthly payments consist of principal and interest based on a 25-year amortization schedule. The loan may be prepaid, in full but not in part, after November 30, 2015, upon written notice to the lender and the payment of a prepayment premium equal to the greater of (i) one percent (1%) of the outstanding principal balance of the loan at the time of prepayment or (ii) the present value of the loan at the time of prepayment of all future principal and interest payments beginning with the next payment due on the month following the payoff date, including any balloon payments assuming payment in accordance with the repayment terms set forth in the Whitestone Industrial-Office Loan Documents. No prepayment premium is required for prepayments in full made on or after September 1, 2020.

The loan is a non-recourse loan secured by nine of the Real Estate Assets owned by Industrial-Office, including their related equipment, fixtures, personal property and other assets.

The Whitestone Industrial-Office Loan Documents contain customary terms and conditions, including, without limitation, affirmative and negative covenants, such as information reporting and insurance requirements. The Whitestone Industrial-Office Loan Documents also contain customary events of default, including defaults in the payment of principal or interest, defaults in compliance with the covenants and bankruptcy or other insolvency events. Upon the occurrence of an event of default, the lender is entitled to accelerate all obligations of the borrower. The lender will also be entitled to receive the entire unpaid principal balance at a default rate.

Acquisition

Mr. James C. Mastandrea, the Chairman and Chief Executive Officer of the Company, also serves as the Chairman and Chief Executive Officer of Whitestone. Mr. John J. Dee, the Senior Vice President, Secretary and Chief Financial Officer of the Company, also serves as the Chief Operating Officer and Corporate Secretary of Whitestone. In addition, Mr. Daryl J. Carter and Mr. Paul T. Lambert, Trustees of the Company, also serve as Trustees of Whitestone. The terms of the Contribution Agreement, the OP Unit Purchase Agreement, the Tax Protection Agreement, the Management Agreements, and the Acquisition were determined through arm’s-length negotiations. The transactions contemplated by the Contribution Agreement, the OP Unit Purchase Agreement, the Tax Protection Agreement and the Management Agreements, including the Acquisition, were recommended by a special committee of the Board of Trustees of the Company (the “Board”), consisting solely of disinterested trustees, and approved by the full Board. Duff & Phelps, LLC rendered an opinion to the special committee which concluded that, subject to certain assumptions, qualifications, limitations and other matters stated therein, the consideration to be paid by the Operating Partnership to Whitestone OP in connection with the transactions described in this Item 2.01 taking into account the transactions as a whole and the entry into the Contribution Agreement and OP Unit Purchase Agreement, is fair, from a financial point of view, to the public shareholders of the Company (other than those officers or trustees of the Company who have interests in, or are officers and/or board members of Whitestone).

The following table provides the names and locations of the Property:

Entity	Real Estate Asset	Location
Whitestone CP Woodland Ph. 2, LLC, a Delaware limited liability company	Corporate Park - Woodland II	24722 I-45 N, Spring, TX 77386
Whitestone Industrial-Office, LLC, a Texas limited liability company	Corporate Park - West	1718 Fry Road, Houston, TX 77084
	Corporate Park - Woodland	210-240 Spring Hills Drive, Spring, TX 77386
	Dairy Ashford	12654-12674 Goar Road, Houston, TX 77077
	Holly Hall	8303-8315 Knight Road, Houston, TX 77054
	I-10	1105-1111 Upland Drive, Houston, TX 77043
	Main Park	3610-3620 Willowbend Blvd & 11205 S. Main Street, Houston, TX 77054
	Plaza Park	7509-7563 South Freeway, Houston, TX 77021
	Westbelt	1450 W Sam Houston Pkwy N & 10694-10696 Haddington N, Houston, TX 77043
	Westgate	19407 Park Row & 1507 Ricefield Drive, Houston, TX 77084
Whitestone Offices, LLC, a Texas limited liability company	9101 LBJ	9101 LBJ Freeway, Dallas, TX 75243
	Corporate Park - Northwest	7010-35 W. Tidwell Road & 5715 NW Central Drive, Houston, TX 77092
	Holly Knight	2112-2132 Holly Hall Street, Houston, TX 77054
Whitestone Uptown Tower, LLC, a Delaware limited liability company	Uptown Tower	4144 N. Central Expressway, Dallas, TX 75204

The foregoing descriptions of the Contribution Agreement, the OP Unit Purchase Agreement, the Tax Protection Agreement, the Form of Management Agreements, the Amended and Restated Agreement of Limited Partnership, the Second Amendment, the Limited Guaranty, the Whitestone Uptown Tower Loan Agreement, the Whitestone Uptown Tower Promissory Note, the Whitestone Industrial-Office Loan Agreement and the Whitestone Industrial-Office Promissory Note are not complete and are subject to and qualified in their entirety by reference to the Contribution Agreement, the OP Unit Purchase Agreement, the Tax Protection Agreement, the Form of Management Agreements, the Amended and Restated Agreement of Limited Partnership, the Second Amendment, the Limited Guaranty, the Whitestone Uptown Tower Loan Agreement, the Whitestone Uptown Tower Promissory Note, the Whitestone Industrial-Office Loan Agreement and the Whitestone Industrial-Office Promissory Note, respectively, which are attached as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, Exhibit 10.5, Exhibit 10.6, Exhibit 10.7, Exhibit 10.8, Exhibit 10.9, Exhibit 10.10, and Exhibit 10.11, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information in Item 2.01 of this Current Report on Form 8-K under the heading “Contribution Agreement” regarding the assumption by the Operating Partnership of Whitestone OP’s liabilities under the Whitestone Uptown Tower Loan Documents and the Whitestone Industrial-Office Loan Documents and the assumption of certain of Whitestone OP’s liabilities under the Whitestone Credit Facility and under the headings “Whitestone Uptown Tower Loan Documents,” “Whitestone Industrial-Office Loan Documents” and “Whitestone Credit Facility” is incorporated herein by reference.

Item 3.02    Unregistered Sale of Equity Securities.

The information in Item 2.01 of this Current Report on Form 8-K under the headings “Contribution Agreement” and “OP Unit Purchase Agreement” is incorporated herein by reference. On December 8, 2016, the Operating Partnership (1) pursuant to the Contribution Agreement, issued approximately $18.4 million of OP Units to Whitestone OP at a price of $1.331 per OP Unit and (2) pursuant to the OP Unit Purchase Agreement, agreed to issue up to $3.0 million of OP Units to Whitestone OP at a price of $1.331 per OP Unit over the two-year term of the OP Unit Purchase Agreement on the terms set forth therein. The offer and sale of the OP Units issued pursuant to the Contribution Agreement and to be issued pursuant to the OP Unit Purchase Agreement, respectively, was not and will not be, respectively, registered under the Securities Act in reliance upon an exemption from registration under Section 4(2) thereof.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective December 8, 2016, the Board amended and restated the Company’s Second Amended and Restated Bylaws (the “Bylaws” and, as amended and restated, the “Amended Bylaws”).

The following is a brief summary of the material changes effected by adoption of the Amended Bylaws:

(1)The Amended Bylaws change certain requirements and procedures for special meetings of shareholders and set forth certain documentation and procedural requirements for a shareholder seeking to propose a special meeting.

(2)The Amended Bylaws revise the notice period for a shareholder to make a trustee nomination or make a shareholder proposal at the annual meeting of shareholders and add more informational requirements for shareholder nominees for trustee and other shareholder proposals at annual or special meetings. For example, the Amended Bylaws calculate the deadline for shareholder nominations and/or proposals based on the anniversary of the date of the prior year’s proxy statement (rather than the anniversary of the prior year’s annual meeting). In addition, in the event the annual meeting date changes by more than 30 days from the anniversary of the prior year’s annual meeting date, the Amended Bylaws provide that the deadline for shareholder nominations and/or proposals is no earlier than the 120th day prior to the date of such annual meeting and not later than 5:00 p.m., Central Time, on the later of the 90th day prior to the date of such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made (rather than no earlier than the 90th day prior to such annual meeting and no later than the 60th day prior to the date of such annual meeting).

(3)The Amended Bylaws provide the qualifications required to qualify for nomination or election as a trustee of the Company.

(4)The Amended Bylaws provide that, except as otherwise provided by the Board, shareholders of the Company are not entitled to certificates evidencing the shares of beneficial interest held by them (rather than each shareholder being entitled to a certificate representing such beneficial interests).

(5)The Amended Bylaws provide that dividends and other distributions may be paid in cash, property, shares of beneficial interest of the Company, or operating partnership units (rather than only cash, property and shares of the Company).

In addition, the Amended Bylaws reflect (1) updates to Maryland REIT and General Corporation Law, (2) changes to conform the Bylaws to the Company’s Amended and Restated Declaration of Trust, and (3) clarify language and make various technical corrections and non-substantive changes. These changes include, but are not limited to:

•	provisions permitting electronic delivery and “householding” of shareholder meeting; notices and electronic delivery of meeting notice waivers;

•	provisions expressly authorizing the postponement or cancellation of shareholder meetings;

•	provisions for notice and quorum requirements for Board meetings in emergency situations; and

•	the deletion of outdated provisions with respect to loss of deposits and surety bonds.

The foregoing description of the Amended Bylaws is not complete and is subject to and qualified in its entirety by reference to the Amended Bylaws which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01    Regulation FD Disclosure.

On December 8, 2016, the Company issued a press release with regard to the Acquisition. A copy of the press release is furnished as Exhibit 99.1 hereto and shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference into any registration statement filed or to be filed by the Company under the Securities Act.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K constitute forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends for all such forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable. Such information is subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of the Company’s performance in future periods. Such forward-looking statements can generally be identified by the Company’s use of forward-looking terminology, such as “may,” “will,” “plan,” “expect,” “intend,” “anticipate,” “believe,” “continue” or similar words or phrases that are predictions of future events or trends and which do not relate solely to historical matters, and include, without limitation, the Company’s beliefs and intentions regarding the performance of the impact of the acquired assets and other factors detailed in the Company's most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents the Company files with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company cannot guarantee the accuracy of any such forward-looking statements contained in this Current Report on Form 8-K, and the Company does not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01.    Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired.

Certain required financial statements related to the Acquisition will be filed by amendment to this Current Report on Form 8-K no later than 71 days following the date on which this Current Report on Form 8-K is required to be filed.

(b)    Pro Forma Financial Information.

Certain required pro forma financial information related to the Acquisition will be filed by amendment to this Current Report on Form 8-K no later than 71 days following the date on which this Current Report on Form 8-K is required to be filed.

(d)    Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Pillarstone Capital REIT, effective December 8, 2016.

10.1	Contribution Agreement, dated December 8, 2016, among Whitestone REIT Operating Partnership, Pillarstone Capital REIT and Pillarstone Capital REIT Operating Partnership LP.

10.2	OP Unit Purchase Agreement, dated December 8, 2016, among Whitestone REIT Operating Partnership, Pillarstone Capital REIT and Pillarstone Capital REIT Operating Partnership LP.

10.3	Tax Protection Agreement, dated December 8, 2016, among Whitestone REIT Operating Partnership, Pillarstone Capital REIT and Pillarstone Capital REIT Operating Partnership LP.

10.4	Form of Management Agreement dated December 8, 2016.

10.5	Amended and Restated Limited Partnership Agreement of Pillarstone Capital REIT Operating Partnership LP, dated December 8, 2016.

10.6
Second Amendment to Amended and Restated Credit Agreement, Joinder and Reaffirmation of Guaranties, dated December 8, 2016, among Whitestone REIT Operating Partnership, L.P., Whitestone REIT, Pillarstone Capital REIT Operating Partnership LP, et al., as guarantors, the lenders party thereto, and Bank of Montreal, as Administrative Agent.

10.7	Limited Guaranty, dated December 8, 2016, between Pillarstone Capital REIT Operating Partnership LP and Bank of Montreal, as Administrative Agent.

10.8	Loan Agreement, dated September 26, 2013, by and between Whitestone Uptown Tower, LLC and Morgan Stanley Mortgage Capital Holdings LLC, as amended.

10.9	Promissory Note by Whitestone Uptown Tower, LLC to Morgan Stanley Mortgage Capital Holdings LLC, dated September 23, 2013.

10.10	Loan Agreement, dated November 26, 2013, by and between Whitestone Industrial-Office LLC and Jackson National Life Insurance Company.

10.11	Fixed Rate Promissory Note by Whitestone Industrial-Office LLC to Jackson National Life Insurance Company, dated November 26, 2013.

99.1	Press Release of Pillarstone Capital REIT, dated December 8, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pillarstone Capital REIT
(Registrant)

Date:	December 13, 2016	By: /s/ John J. Dee
Name: John J. Dee Title: Chief Financial Officer and Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Pillarstone Capital REIT, effective December 8, 2016.

10.1	Contribution Agreement, dated December 8, 2016, among Whitestone REIT Operating Partnership, Pillarstone Capital REIT and Pillarstone Capital REIT Operating Partnership LP.

10.2	OP Unit Purchase Agreement, dated December 8, 2016, among Whitestone REIT Operating Partnership, Pillarstone Capital REIT and Pillarstone Capital REIT Operating Partnership LP.

10.3	Tax Protection Agreement, dated December 8, 2016, among Whitestone REIT Operating Partnership, Pillarstone Capital REIT and Pillarstone Capital REIT Operating Partnership LP.

10.4	Form of Management Agreement dated December 8, 2016.

10.5	Amended and Restated Limited Partnership Agreement of Pillarstone Capital REIT Operating Partnership LP, dated December 8, 2016.

10.6
Second Amendment to Amended and Restated Credit Agreement, Joinder and Reaffirmation of Guaranties, dated December 8, 2016, among Whitestone REIT Operating Partnership, L.P., Whitestone REIT, Pillarstone Capital REIT Operating Partnership LP, et al., as guarantors, the lenders party thereto, and Bank of Montreal, as Administrative Agent.

10.7	Limited Guaranty, dated December 8, 2016, between Pillarstone Capital REIT Operating Partnership LP and Bank of Montreal, as Administrative Agent.

10.8	Loan Agreement, dated September 26, 2013, by and between Whitestone Uptown Tower, LLC and Morgan Stanley Mortgage Capital Holdings LLC, as amended.

10.9	Promissory Note by Whitestone Uptown Tower, LLC to Morgan Stanley Mortgage Capital Holdings LLC, dated September 23, 2013.

10.10	Loan Agreement, dated November 26, 2013, by and between Whitestone Industrial-Office LLC and Jackson National Life Insurance Company.

10.11	Fixed Rate Promissory Note by Whitestone Industrial-Office LLC to Jackson National Life Insurance Company, dated November 26, 2013.

99.1	Press Release of Pillarstone Capital REIT, dated December 8, 2016.